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[NOBLE INTERNATIONAL, LTD. LOGO]


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   September 6, 2000
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                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)

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       Delaware                                    001-13581                             38-3139487
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(State or other jurisdiction                (Commission File Number)           (IRS Employer Identification No.)
of incorporation)
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                      20101 Hoover, Detroit, Michigan 48205
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (313)  245-5600
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          (Former name or former address, if changed since last report)





20101 Hoover Road - Detroit, Michigan 48205 - (313)245-5600 - Fax (313)245-5640
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[NOBLE INTERNATIONAL, LTD. LOGO]


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 6, 2000, Noble International, Ltd. (the "Company"), through its wholly owned subsidiary, Noble Holdings, Ltd., a Michigan corporation ("NH") consummated the acquisition of all of the outstanding capital stock of Assured Transportation & Delivery, Inc., a California corporation ("ATD") and Central Transportation & Delivery, Inc., a Delaware corporation ("CTD"), through a purchase from all of the shareholders of ATD and CTD. The aggregate consideration paid for the purchase of ATD and CTD (collectively the "ATD/CTD Acquisition") consisted of Eight Million Nine Hundred Thousand Dollars ($8,900,000), less the amount of certain assumed liabilities. In addition, the selling shareholders may earn a one-time performance premium based upon the results of operations for calendar year 2001.

         ATD/CTD provides dedicated delivery services of auto parts from stocking dealers to the retailers and auto dealers of those parts. ATD/CTD also distributes pharmaceuticals and pharmaceutical supplies to health care facilities and extended care facilities. ATD/CTD has approximately 1,200 employees, operating from eighteen branches in eleven states. The Company intends to continue to operate the business in substantially the same manner.

         The Company used monies available under its secured revolving credit facility with Comerica Bank to fund the acquisition.



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[NOBLE INTERNATIONAL, LTD. LOGO]

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.
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                  2.1        Share Purchase Agreement among Noble Holdings, Ltd.
and Assured Transportation & Delivery, Inc., Central Transportation & Delivery, Inc., Behnam Haeri and Bart Bement dated September 6, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NOBLE INTERNATIONAL, LTD.,
                                              a Delaware corporation
                                              (Registrant)


Date: September 21, 2000                      By:
                                                 -----------------------------
                                                 Michael C. Azar
                                                 Secretary and General Counsel




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                                 Exhibit Index
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Exhibit No.                   Description
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    2.1                       Share Purchase Agreement among Noble Holdings,
                              Ltd. and Assured Transportation & Delivery, Inc., Central Transportation & Delivery, Inc., Behnam Haeri and Bart Bement dated September 6, 2000.
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